SCHEDULE II
                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-MORRISON MGMT SPEC

                    MJG ASSOCIATES, INC.
                                 4/04/01            1,000-           40.0000
                    GAMCO INVESTORS, INC.
                                 4/04/01          136,300-           40.0000
                    GABELLI ASSOCIATES LTD
                                 4/04/01          228,500-           40.0000
                                 3/28/01            5,000            39.8500
                    GABELLI ASSOCIATES FUND
                                 4/05/01            5,000-           40.0580
                                 4/05/01            2,600-           40.0500
                                 4/04/01              400-           40.0900
                                 4/03/01           10,000            39.8890
                                 4/02/01           19,100            39.8900
                                 4/04/01          248,900-           40.0000
                                 3/28/01            5,000            39.8500
                     GABELLI FUNDS, LLC.
                         GABELLI UTILITY TRUST
                                 4/04/01           20,000-           40.0000
                         GABELLI CAPITAL ASSET FUND
                                 4/04/01           30,000-           40.0000
                         GABELLI ABC FUND
                                 4/04/01           40,000-           40.0000


          (1) THE DISPOSITIONS ON 4/04/01 WERE IN CONNECTION WITH THE CASH TENDER OFFER DESCRIBED IN ITEM 5 OF THIS AMENDMENT TO
              SCHEDULE 13D. UNLESS OTHERWISE INDICATED, ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.


          (2) PRICE EXCLUDES COMMISSION.